1 Unless otherwise specified, comparisons in this presentation are between 2Q24 and 2Q25. Second Quarter 2025 Financial and operating results for the period ended June 30, 2025 July 28, 2025

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on July 28, 2025, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Operational Highlights Financial Highlights QUARTER IN REVIEW Business fundamentals remain strong; On track to deliver 2025-2027 ROE targets ▪ Operating EPS1 of $0.87 – Solid underwriting and net investment income (NII) results – New money rate of 6.4%; 10th consecutive quarter above 6% – Operating return on equity1 (ROE) excl. significant items of 11.2% ▪ Capital and liquidity remains above target levels; Continued robust free cash flow generation ▪ Returned $117 million to shareholders in the quarter and $234 million year-to-date ▪ Book value per diluted share excluding AOCI1 was $38.05, up 6% ▪ Distribution model and product portfolio delivering consistent, repeatable results ▪ 12th consecutive quarter of strong sales momentum – Total new annualized premiums (NAP), up 17% – Annuity collected premiums, up 19% – Worksite Division NAP, up 16% – Client assets in brokerage and advisory, up 27% ▪ 10th consecutive quarter of growth in producing agent count (PAC) Records

GROWTH SCORECARD

Growth in all scorecard metrics

		2024				2025		Change
		2Q	3Q	4Q	FY	1Q	2Q	vs 2Q24
PRODUCTION	**New Annualized Premiums[1]**	**$102.9**	**$99.4**	**$108.6**	**$415.4**	**$105.7**	**$119.9**	**16.5%**
	Consumer	87.4	83.5	91.0	353.4	91.3	101.9	16.6%
	Worksite	15.5	15.9	17.6	62.0	14.4	18.0	16.1%
	Annuity Collected Premiums	**$439.1**	**$465.1**	**$493.1**	**$1,790.6**	**$442.0**	**$520.5**	**18.5%**
	Fee Revenue[1]	**$32.0**	**$29.3**	**$78.7**	**$190.6**	**$47.4**	**$33.5**	**4.7%**
	Policyholder and Client Assets	**$15,509**	**$16,012**	**$16,475**	**--**	**$16,591**	**$17,448**	**12.5%**
	Annuity Account Values	11,882	12,081	12,413	--	12,593	12,856	8.2%
	Client Assets in BD and Advisory[1]	3,627	3,931	4,062	--	3,998	4,592	26.6%
DISTRIBUTION	**Producing Agent Counts (PAC)[1]**	**4,811**	**4,859**	**4,952**	**--**	**4,820**	**4,961**	**3.1%**
	Consumer	4,422	4,484	4,574	--	4,424	4,558	3.1%
	Worksite	389	375	378	--	396	403	3.6%
INVESTMENTS & CAPITAL	**Average Book Value of Investments & Cash**	**$28,577**	**$29,716**	**$30,399**	**--**	**$30,756**	**$30,733**	**7.5%**
	Average Yield on Allocated Investments	**4.81%**	**4.81%**	**4.87%**	**4.80%**	**4.87%**	**4.92%**	**11 bps**
	New Money Rate	6.41%	6.50%	6.72%	--	6.43%	6.42%	1 bps
	Book Value per Diluted Share x AOCI[2,3]	**$36.00**	**$35.84**	**$37.35**	**--**	**$37.27**	**$38.05**	**5.7%**
	2-year CAGR	8.6%	6.0%	8.2%	--	8.2%	8.5%	--

(dollars in millions)

1 See page 26 for a glossary of terms and definitions.

2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.

3 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

CNO FINANCIAL GROUP

5

6 CONSUMER DIVISION UPDATE 11th consecutive quarter of sustained growth; Nearly all products up double-digits ▪ PAC up 3%; 10th consecutive quarter of growth – Strong agent productivity and retention – Registered agents up 6% ▪ NAP generated from web/digital channels 30% of total D2C, up 39% ▪ 89% instant decision rate on eligible Simplified Issue Life business, up 12% ▪ Record Annuity collected premiums, up 19% – Average size up 11%; Inforce account value up 8% ▪ Record client assets in brokerage and advisory, up 27% – New accounts up 13%; Average account size up 12% ▪ Life and Health NAP up 17% ▪ Life NAP up 20% – Record direct-to-consumer (D2C) NAP, up 29%; Field agent NAP up 4% ▪ Health NAP up 13% – Supplemental Health NAP up 21%; Medicare Supplement NAP up 18% Operational Highlights Distribution Highlights

7 WORKSITE DIVISION UPDATE 13th consecutive quarter of NAP growth; Double-digit growth in 11 of last 13 quarters ▪ Record Life and Health NAP, up 16% – Record Life NAP, up 54% – Hospital Indemnity NAP up 22% – Accident NAP up 16% ▪ NAP from new group clients up 84% ▪ PAC up 4%; 12th consecutive quarter of growth – Recruiting up 34% – Strong productivity ▪ Geographic expansion contributed 25% of NAP growth for 2Q25 ▪ Positive early reception to Optavise Clear Operational Highlights Distribution Highlights

FINANCIAL HIGHLIGHTS

Solid operating earnings driven by profitable and sustainable growth

Earnings Results



Net operating earnings per share[1]
Excluding significant items
$1.05
$0.87
$1.57
$1.66
$1.61
2Q24
2Q25
YTD2024
YTD2025

	2Q24	2Q25	YTD2024	YTD2025
Net operating income[1]	$114.6	$87.5	$172.1	$168.6
Net operating income excluding significant items[1]	$114.6	$87.5	$172.1	$163.3
Weighted average shares outstanding (in millions)	109.3	100.4	110.0	101.7

Highlights

- 2Q and YTD 2025 Operating EPS[1] in line with expectations with puts and takes
  - Continued strength in insurance product margin, reflecting growth in the business, rising portfolio yields, and net favorable claims experience across the product set
  - Yield on alternative investments below long-term run-rate
- Continued strong capital position
- Robust capital return, $100 million of share repurchases
  - 8% reduction in weighted average diluted shares outstanding
- On track to achieve 2025-2027 target ROE
  - TTM Operating ROE[1] of 11.8%, and 11.2% excluding significant items

(dollars in millions, except per share amounts); TTM = trailing twelve months

1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO FINANCIAL GROUP

8

INSURANCE PRODUCT MARGIN

Total margin slightly favorable to run-rate expectations – demonstrating resiliency of diversified product set

Insurance Product Margin Excluding Significant Items[1]

	2Q24	3Q24	4Q24	1Q25	2Q25
Annuity	**$76.1**	**$54.9**	**$55.0**	**$54.5**	**$54.8**
Fixed Indexed Annuities	$49.9	$42.8	$43.5	$44.5	$45.4
Fixed Interest Annuities	$8.7	$7.3	$8.0	$8.1	$8.0
Other Annuities	$17.5	$4.8	$3.5	$1.9	$1.4
Health	**$135.9**	**$132.1**	**$134.0**	**$126.2**	**$134.0**
Supplemental Health	$65.1	$68.3	$70.8	$65.6	$68.6
Medicare Supplement	$35.5	$31.8	$29.4	$28.1	$28.2
Long-term Care	$35.3	$32.0	$33.8	$32.5	$37.2
Life	**$63.1**	**$64.0**	**$68.0**	**$61.4**	**$63.6**
Interest Sensitive Life	$23.9	$24.4	$23.3	$24.1	$21.9
Traditional Life	$39.2	$39.6	$44.7	$37.3	$41.7
Total Margin	**$275.1**	**$251.0**	**$257.0**	**$242.1**	**$252.4**

(dollars in millions)

Highlights

Annuity margin

- Fixed Indexed Annuities – favorable prior period MRB reserve change partially offset by growth in the block
- Other Annuities – favorable prior period reserve releases on closed block policies

Health margin

- Supplemental Health – growth in the block
- Medicare Supplement – modestly higher claims
- LTC – growth in the block

Life margin

- ISL – higher policy benefits
- Traditional Life – lower nondeferrable advertising expense

1 Excludes the following impacts from the annual actuarial review and the favorable impact of an out-of-period adjustment in 1Q2025. See the Appendix for a reconciliation to the corresponding GAAP measure.
3Q24: Annuity - $36.2 million, Health - ($4.3) million, and Life ($0.7) million
4Q24: Health - ($3.9) million
1Q25: Life - $6.8 million

CNO FINANCIAL GROUP

9

INVESTMENT RESULTS

7th consecutive quarter of growth in net investment income; Continued strong new money rates

Investment Income Allocated to Product Lines


+7%
$300.0
$200.0
$100.0
$-
$252.3
$269.0
2Q 2024
2Q 2025

- Average yield on allocated investments of 4.92% vs. 4.81% in 2Q24
- Average net insurance liabilities[2] up 4%

Investment Income Not Allocated to Product Lines


$300.0
$200.0
$100.0
$-
-25%
$44.8
$33.8
2Q 2024
2Q 2025

- Alternative investment income flat; Below long-term return expectations
- Reduced option forfeitures due to lower Annuity surrenders
- Spread compression in FHLB program
- Higher interest expense on corporate debt

Total Net Investment Income[1]


+2%
$297.1
$302.8
$300.0
$200.0
$100.0
$-
2Q 2024
2Q 2025

- New money rate of 6.42%, compared to 6.43% in 1Q25 and 6.41% in 2Q24
- Average book value of invested assets up 8%; 12th consecutive quarter of book yield increase
- Earned yield of 4.73%, compared to 4.71% in 1Q25 and 4.71% in 2Q24

Annuity | Health | Life | Not allocated

(dollars in millions)

1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-18 of the financial supplement for more information on the components of net investment income.

2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.

10

11 1 Fair Value as of 06/30/2025 PORTFOLIO COMPOSITION High quality portfolio built for resilience in volatile market environments Highlights General Approach $29 Billion of Invested Assets1 ▪ High degree of liquidity: over 55% of portfolio in corporate and government bonds ▪ Strong credit risk profile — Capital efficient: 96% rated NAIC 1 or 2 — Portfolio average rating A — CRE portfolio performing as expected ▪ Positioned for stable performance across credit cycles ▪ Focus on quality - margin against adverse development ▪ Low impairments through multiple cycles ▪ Embedded asset liability management ▪ Opportunistic investments protect/grow book yield and core earnings power ▪ Growth in AUM leverages increased book yield, resulting in higher net investment income IG Corporates, 41.3% Non- Agency RMBS, 5.5% Mortgage Loans, 9.5% HY Corporates, 2.2% CMBS, 7.8% Municipals, 10.1% ABS, 5.5% Govts/Agency, 4.5% CLO, 3.8% Equities, 1.2% Other Invested Assets, 2.5% Alternatives, 2.8% Policy Loans, 0.5% Cash, 2.8%

CAPITAL AND LIQUIDITY OVERVIEW

Well positioned for wide range of macroeconomic conditions; Capital and liquidity remain above target levels

Consolidated Risk Based Capital (RBC) Ratio[1]



402%
383%
379%
378%
2023
2024
1Q25
2Q25

- Target consolidated RBC ratio of approximately 375%
- RBC variability expected in periods of market volatility

Holding Company Liquidity



$256
$372
$250
$187
2023
2024
1Q25
2Q25

- Target minimum holding company liquidity of $150 million
- Liquidity backstopped by $250 million undrawn revolver
- Staggered debt maturities in 2029 and 2034

Debt to Capital[2]



23.1%
32.1%
25.6%
32.7%
26.1%
26.1%
2023
2024
1Q25
2Q25

- Target leverage of 25% - 28%
- Debt covenant ceiling of 35%
- $134 million in debt capacity to top of target leverage range
- Debt to capital[2] excluding $500 million note that matured May 2025

(dollars in millions)

1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners.

2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure.

CNO FINANCIAL GROUP

12

13 Earnings Free Cash Flow / Excess Capital 2025 GUIDANCE Guidance excludes significant items ▪ Improve run rate operating ROE by 150 basis points through 2027 (off 2024 run rate of 10%) ▪ ~50 basis points of improvement in 2025 ▪ $3.70 – $3.90 operating EPS ▪ 19.0% – 19.2% expense ratio ▪ ~23% effective tax rate ▪ $200 – $250 million excess cash flow to holding company ▪ 375% consolidated RBC ratio target ▪ $150 million minimum holding company liquidity ▪ 25% – 28% target leverage Reaffirm full-year 2025 and three-year ROE guidance; Narrowed expense ratio range

14 4 5 3 2 1 Exclusive focus on underserved middle-income market Significant demographic tailwinds Diverse and integrated "last mile" in-person and virtual model Delivering growth while improving ROE Strong balance sheet and robust free cash flow resilient against market events WHY INVEST IN CNO 6 Track record of execution and delivering on our promises

15 Questions and Answers

16 ▪ Cash Flow Profile Slide 17 ▪ Broker-Dealer/Registered Investment Advisor Slide 18 ▪ Expense Ratio Slide 19 ▪ Levers To Drive Operating ROE Slide 20 ▪ Financial Results Seasonality Slide 21 ▪ New Money Summary Slide 22 ▪ Commercial Mortgage Loans Slide 23 ▪ Commercial Mortgage-Backed Securities Slide 24 ▪ Long-Term Care Insurance Slide 25 ▪ Glossary of Terms and Definitions Slide 26 ▪ Tax Asset Summary Slide 27 Appendix 1: Quarter in Review

CASH FLOW PROFILE

	For the Quarter		Trailing Twelve Months	
	2Q24	2Q25	2Q24	2Q25
Holding Company Cash Flows:				
Net Dividends (Contributions) from/to Subsidiaries	$ 56.3	$ 35.7	$ 259.1	$ 108.2
Management Fees	28.4	31.2	115.6	123.0
Surplus Debenture Interest	17.5	15.7	84.6	80.5
Earnings on Corporate Investments	4.8	8.6	17.6	47.3
Other	11.2	34.5	(7.7)	11.3
Holding Company Sources of Cash[1]	**118.2**	**125.7**	**469.2**	**370.3**
Holding Company Expenses and Other	(12.7)	(16.3)	(68.0)	(69.6)
Intercompany Tax Receipts (Payments)	41.6	(3.7)	73.0	20.0
Tax Payments	(26.6)	(1.3)	(63.5)	(4.9)
Interest Payments	(28.3)	(50.7)	(60.8)	(109.9)
Excess Cash Flow to Holding Company[1]	**92.2**	**53.7**	**349.9**	**205.9**
Net Proceeds from the Issuance of Notes Payable	691.0	-	691.0	-
Notes Payable Repayment	-	(500.0)	-	(500.0)
Share Repurchases	(59.7)	(100.2)	(219.8)	(381.0)
Dividend Payments to Stockholders	(17.2)	(16.7)	(68.1)	(66.8)
Net Change in Holding Company Cash and Investments	**706.3**	**(563.2)**	**753.0**	**(741.9)**
Cash and Investments, Beginning of Period	222.8	750.3	176.1	929.1
Cash and Investments, End of Period	**$ 929.1**	**$ 187.1**	**$ 929.1**	**$ 187.1**
Amounts Invested for the Future Repayment of Notes Payable	(500.0)	-	(500.0)	-
Available Cash and Investments, End of Period	**$ 429.1**	**$ 187.1**	**$ 429.1**	**$ 187.1**

(dollars in millions)

1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions

CNO FINANCIAL GROUP

17

BROKER-DEALER/REGISTERED INVESTMENT ADVISOR

Account values up 27% YoY; Registered agent counts up 6%

		2024			2025	
		2Q	3Q	4Q	1Q[4]	2Q
Net New Client Assets in Brokerage and Advisory[1]	Brokerage	$ 55.9	$ 36.6	$ 60.7	$ 61.3	$ 62.0
	Advisory	82.9	91.7	94.2	69.4	140.4
	Total	$ 138.8	$ 128.3	$ 154.9	$ 130.7	$ 202.4
Client Assets in Brokerage and Advisory[1] at end of period	Brokerage	$ 1,932.2	$ 2,058.5	$ 2,119.6	$ 2,117.4	$ 2,293.3
	Advisory	1,694.6	1,872.2	1,942.8	1,880.5	2,298.4
	Total	$ 3,626.8	$ 3,930.7	$ 4,062.4	$ 3,997.9	$ 4,591.7
Registered Agent Counts[2,3]	Total	718	722	726	739	759

1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts.

Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc.

Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601.

2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients.

3 Representative counts represent the average of the last 3 months.

4 1Q25 Net New Client Asses in Brokerage and Advisory amounts have been revised to correct misstatements identified during the current period. The revision did not have a material impact on the previously reported disclosure.

(dollars in millions)

CNO FINANCIAL GROUP 18

19 1 Expense ratio calculation = expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items. 2 See pages 29-32 for a reconciliation of the significant items. EXPENSE RATIO1 (dollars in millions) 2Q 3Q 4Q 1Q 2Q Allocated & Non Allocated Expenses 172.1$ 171.5$ 165.1$ 181.5$ 174.7$ Allocated & Non Allocated Expenses - YTD 350.5 522.0 687.1 181.5 356.2 Significant Items 2 -$ 2.9$ -$ -$ -$ Significant Items - YTD 2 - 2.9 2.9 - - Allocated & Non Allocated Expenses Excluding Significant Items 172.1$ 168.6$ 165.1$ 181.5$ 174.7$ Allocated & Non Allocated Expenses Excluding Significant Items - YTD 350.5 519.1 684.2 181.5 356.2 Policy Income and Net Investment Income Allocated to Products 893.8$ 899.0$ 903.7$ 911.4$ 920.3$ Policy Income and Net Investment Income Allocated to Products - YTD 1,767.5 2,666.5 3,570.2 911.4 1,831.7 Expense Ratio 19.3% 18.8% 18.3% 19.9% 19.0% Expense Ratio - YTD 19.8% 19.5% 19.2% 19.9% 19.4% Rolling Twelve Months Ratio 19.3% 19.2% 19.2% 19.1% 19.0% 2024 2025

20 LEVERS TO DRIVE OPERATING ROE Combination of top and bottom-line actions to improve Operating ROE over the long-term ▪ Accelerating brokerage and advisory growth ▪ Product introductions (both insurance and services) ▪ New business terms, processing and underwriting ▪ Optimize agent count and productivity ▪ Increase synergies between field and D2C ▪ Worksite Division geographic expansion and focus on new group development ▪ Selective new independent distribution partnerships ▪ Optimize capital structure ▪ Optimize reinsurance, including Bermuda captive ▪ Strategic asset allocation and minority investments ▪ Expense discipline ▪ Enhanced customer service capabilities ▪ Technology platform modernization Products Distribution Investments & Capital Operational Efficiencies Operating ROE Improvement This list is a representative sample of initiatives under consideration and is not exhaustive.

FINANCIAL RESULTS SEASONALITY

	1Q	2Q	3Q	4Q
Medicare Supplement Margin	Seasonally highest claims and surrenders			
Mortality	Seasonally highest mortality			
D2C Advertising	Traditionally highest advertising			Traditionally lowest advertising
Fee Income*	~1/4 income	Near breakeven	Near breakeven	~3/4 income
Expenses	Quarterly trend to be similar to 2024			

* - Refers to typical seasonality patterns. 1Q25 results did not follow the typical pattern, however, this schedule remains best estimate for future periods unless specified otherwise. For 2025, we now expect the majority of fee income to be reported in the fourth quarter.

(dollars in millions)

CNO FINANCIAL GROUP 21

22 2Q25 General Account New Money Purchases NEW MONEY SUMMARY (dollars in millions) Residential Mortgage Loans 29.9% IG Corp AAA-A 29.9% IG Corp BBB 7.7% Municipals 5.9% ABS 5.5% Alternatives 5.4% CRE Loans 5.1% CMBS 3.8% Rated Notes 2.4% RMBS 1.9% CLO Debt 1.1% EM 1.0% HY Corp 0.4% $ % GAAP YTM Residential Mortgage Loans 276.2 29.9% 6.37% IG Corp AAA-A 276.2 29.9% 6.11% IG Corp BBB 71.5 7.7% 5.85% Municipals 54.1 5.9% 6.01% ABS 50.7 5.5% 5.75% Alternatives 49.8 5.4% 11.63% CRE Loans 47.4 5.1% 5.30% CMBS 35.3 3.8% 5.70% Rated Notes 22.1 2.4% 7.34% RMBS 17.2 1.9% 6.23% CLO Debt 10.6 1.1% 6.01% EM 8.8 1.0% 5.45% HY Corp 3.7 0.4% 8.59% Total 923.7 100.0% 6.42%

23 48.9% 26.5% 13.4% 9.6% 1.6% 0.0% >2.00x 1.70x-2.00x 1.40x-1.70x 1.15x-1.40x 1.00x-1.15x <1.00x $3.7 $43.9 $76.7 $117.7 $91.0 2025 2026 2027 2028 2029 41.0% 19.6% 20.8% 8.6% 6.4% 3.6% < 40% 40%-50% 50%-60% 60%-70% 70%-80% >80% Property Type Avg LTV Apartment 38.7% Industrial 33.5% Mixed Use 43.3% Office 45.2% Other 21.7% Retail 34.2% Our CRE loan portfolio emphasizes lower risk sectors Our CRE loan portfolio is conservatively margined with cushion for adverse development We emphasize stabilized cash flowing propertiesOur CRE loan portfolio is not significantly exposed to 2025/2026 maturity default risk (dollars in millions) COMMERCIAL MORTGAGE LOANS LTV % o f T o ta l A U M M a tu ri ti e s ( $ m m ) DSCR Apartment $515.8 39% Industrial $360.3 28% Mixed Use $15.2 1% Office $110.6 8% Other $99.0 8% Retail $206.7 16%

24 9% 12% 22% 50% <10 10-15 15-30 >30 Source: NAIC Loss Scenario Our CMBS investments have significant structural cushion for collateral losses Our holdings have limited loss content in severe scenariosOur CMBS allocation is tilted toward lower risk property types Our CMBS allocation is highly rated - 91% AAA/AA/A categories (dollars in millions) COMMERCIAL MORTGAGE-BACKED SECURITIES The composition in the 10% credit support bucket: 50% Freddie K, 35% SASB, 15% Conduit. Base Case Loss <50bps. % L o s s A b s o rb in g S u b o rd in a ti o n i n S tr u c tu re CNO Index Multifamily Office Other Industrial Retail Hotel 6.6 8.2 9.2 13.0 18.6 22.2 26.0 32.5 10% 6% -1% -10% -19% -24% -29% -40% Estimated Life of Portfolio CNO Principal Loss 68% of our CMBS investments are considered ‘no-loss’ in 2025 NAIC scenario testing Bull Change in CRE Values NAIC Scenarios Bear AAA, 68% AA, 13% A, 11% BBB, 4% BIG, 4%

25 New sales focused on short duration products ▪ Recent growth due to strong sales in LTC Fundamental product ▪ 99% of new sales for policies with 2 years or less in benefits ▪ Average benefit period of 13 months for policies sold in 2025 Reserve assumptions informed by historical experience ▪ No morbidity improvement ▪ No mortality improvement ▪ Minimal future rate increases Favorable economic profile ▪ Total LTC is just 12% of overall CNO insurance liabilities ▪ Downside risk significantly reduced after 2018 reinsurance transaction ▪ Average maximum benefit at issuance is $165 per day for in-force block Block highlights ▪ Less than 22% of policies have inflation benefits ▪ 2.15% of policies have lifetime benefits, the median benefit period is ~1 year, and the average non-lifetime benefit period is ~1.4 years ▪ Average attained age is 74.7 years Highly differentiated; prudently-managed in-force block LONG-TERM CARE INSURANCE

26 GLOSSARY OF TERMS AND DEFINITIONS New Annualized Premiums - Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. Fee Revenue - Represents fee revenue from the sales of third-party insurance products; fees generated by our broker/dealer and registered investment advisor; fee revenue earned by Optavise. Client Assets in Broker Dealer (BD) and Advisory - Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Producing Agent Counts (PAC) - Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month.

27 Value of NOLs Details ▪ Remaining non-life NOLs with expiration dates ranging from 2028 through 2035 are expected to be fully utilized and can offset 100% of non- life taxable income and 35% of life taxable income ▪ Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $170 million @ 10% discount rate ($1.72 on a per diluted share basis) $229 (dollars in millions) $229 million / $2.31 per diluted share value of remaining NOLs TAX ASSET SUMMARY AS OF JUNE 30, 2025 Non-life NOLs with Expiration Dates (2028-2035) $52 2025 Life and Non-Life NOLs with no Expiration Date $177

28 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 29 - 44

29 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 1Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 1Q25 SIGNIFICANT ITEMS Insurance product margin Annuity 54.5$ -$ 54.5$ Health 126.2 - 126.2 Life 68.2 (6.8) (a) 61.4 Total insurance product margin 248.9 (6.8) 242.1 Allocated expenses (161.2) - (161.2) Income from insurance products 87.7 (6.8) 80.9 Fee income (0.8) - (0.8) Investment income not allocated to product lines 38.0 - 38.0 Expenses not allocated to product lines (20.3) - (20.3) Operating earnings before taxes 104.6 (6.8) 97.8 Income tax (expense) benefit on operating (23.5) 1.5 (22.0) Net operating income (b) 81.1$ (5.3)$ 75.8$ Net operating income per diluted share (b) 0.79$ (0.05)$ 0.74$ Three months ended March 31, 2025 Actual results Significant items Excluding significant items (a) Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves. (b) A non-GAAP measure. See pages 35 and 36 for a reconciliation to the corresponding GAAP measure.

30 2024 SIGNIFICANT ITEMS The table below summarizes the financial impact of significant items on our 2024 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) (a) Comprised of $27.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) Comprised of $2.9 million of the unfavorable impact related to a fixed asset impairment. (c) A non-GAAP measure. See pages 35 and 36 for a reconciliation to the corresponding GAAP measure. Actual Results Significant Items Excluding significant items Insurance product margin Annuity 274.2$ (36.2)$ (a) 238.0$ Health 516.8 8.2 (a) 525.0 Life 249.0 0.7 (a) 249.7 Total insurance product margin 1,040.0 (27.3) 1,012.7 Allocated expenses (615.3) - (615.3) Income from insurance products 424.7 (27.3) 397.4 Fee income 30.0 - 30.0 Investment income not allocated to product lines 167.9 - 167.9 Expenses not allocated to product lines (71.8) 2.9 (b) (68.9) Operating earnings before taxes 550.8 (24.4) 526.4 Income tax (expense) benefit on operating (121.5) 5.6 (115.9) Net operating income (c) 429.3$ (18.8)$ 410.5$ Net operating income per diluted share (c) 3.97$ (0.17)$ 3.80$ December 31, 2024 Year ended

31 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 4Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q24 SIGNIFICANT ITEMS Insurance product margin Annuity 55.0$ -$ 55.0$ Health 130.1 3.9 (a) 134.0 Life 68.0 - 68.0 Total insurance product margin 253.1 3.9 257.0 Allocated expenses (146.1) - (146.1) Income from insurance products 107.0 3.9 110.9 Fee income 20.6 - 20.6 Investment income not allocated to product lines 65.3 - 65.3 Expenses not allocated to product lines (19.0) - (19.0) Operating earnings before taxes 173.9 3.9 177.8 Income tax (expense) benefit on operating (35.9) (0.8) (36.7) Net operating income (b) 138.0$ 3.1$ 141.1$ Net operating income per diluted share (b) 1.31$ 0.03$ 1.34$ Three months ended December 31, 2024 Actual results Significant items Excluding significant items (a) Comprised of $3.9 millions of the unfavorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 35 and 36 for a reconciliation to the corresponding GAAP measure.

32 (dollars in millions, except per-share amounts) (a) Impacts arising from our comprehensive annual actuarial review. (b) Unfavorable impact related to a fixed asset impairment. (c) A non-GAAP measure. See pages 35 and 36 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q24 SIGNIFICANT ITEMS Insurance product margin Annuity 91.1$ (36.2)$ (a) 54.9$ Health 127.8 4.3 (a) 132.1 Life 63.3 0.7 (a) 64.0 Total insurance product margin 282.2 (31.2) 251.0 Allocated expenses (153.0) - (153.0) Income from insurance products 129.2 (31.2) 98.0 Fee income (2.7) - (2.7) Investment income not allocated to product lines 45.5 - 45.5 Expenses not allocated to product lines (18.5) 2.9 (b) (15.6) Operating earnings before taxes 153.5 (28.3) 125.2 Income tax (expense) benefit on operating (34.3) 6.4 (27.9) Net operating income (d) 119.2$ (21.9)$ 97.3$ Net operating income per diluted share (d) 1.11$ (0.19)$ 0.92$ Three months ended September 30, 2024 Actual results Significant items Excluding significant items

QUARTERLY EARNINGS

	2Q24	3Q24	4Q24	1Q25	2Q25
Insurance product margin					
Annuity	$ 76.1	$ 91.1	$ 55.0	$ 54.5	$ 54.8
Health	135.9	127.8	130.1	126.2	134.0
Life	63.1	63.3	68.0	68.2	63.6
Total insurance product margin	275.1	282.2	253.1	248.9	252.4
Allocated expenses	(154.6)	(153.0)	(146.1)	(161.2)	(149.4)
Income from insurance products	120.5	129.2	107.0	87.7	103.0
Fee income	0.8	(2.7)	20.6	(0.8)	0.8
Investment income not allocated to product lines	44.8	45.5	65.3	38.0	33.8
Expenses not allocated to product lines	(17.5)	(18.5)	(19.0)	(20.3)	(25.3)
Operating earnings before taxes	148.6	153.5	173.9	104.6	112.3
Income tax expense on operating income	(34.0)	(34.3)	(35.9)	(23.5)	(24.8)
Net operating income*	114.6	119.2	138.0	81.1	87.5
Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses	(21.9)	(11.1)	(35.1)	(13.2)	(21.8)
Net change in market value of investments recognized in earnings	4.7	12.3	(6.6)	6.4	3.4
Changes in fair value of embedded derivative liabilities and market risk benefits[1]	16.8	(127.1)	92.6	(69.6)	25.2
Fair value changes related to agent deferred compensation plan	3.5	(3.5)	6.6	-	-
Other	(1.1)	(13.1)	0.7	(0.4)	(1.1)
Non-operating income (loss) before taxes[1]	2.0	(142.5)	58.2	(76.8)	5.7
Income tax (expense) benefit on non-operating income (loss)[1]	(0.3)	32.6	(13.3)	17.2	(1.4)
Net non-operating income (loss)[1]	1.7	(109.9)	44.9	(59.6)	4.3
Net income[1]	$ 116.3	$ 9.3	$ 182.9	$ 21.5	$ 91.8

* Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; and (ix) other nonoperating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. **A reconciliation of net operating income to net income applicable to common stock is provided in the above table.**

(dollars in millions)

1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

CNO FINANCIAL GROUP
33

34 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; and (ix) other nonoperating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows:

	2Q24	3Q24	4Q24	1Q25	2Q25
Net income applicable to common stock[1]	$ 116.3	$ 9.3	$ 182.9	$ 21.5	$ 91.8
Non-operating items:					
Net realized investment (gains) losses from sales and impairments	21.9	11.1	35.1	13.2	21.8
Net change in market value of investments recognized in earnings	(4.7)	(12.3)	6.6	(6.4)	(3.4)
Changes in fair value of embedded derivative liabilities and market risk benefits[1]	(16.8)	127.1	(92.6)	69.6	(25.2)
Fair value changes related to the agent deferred compensation plan	(3.5)	3.5	(6.6)	-	-
Other	1.1	13.1	(0.7)	0.4	1.1
Non-operating (income) loss before taxes[1]	(2.0)	142.5	(58.2)	76.8	(5.7)
Income tax expense (benefit) on non-operating income[1]	0.3	(32.6)	13.3	(17.2)	1.4
Net non-operating (income) loss[1]	(1.7)	109.9	(44.9)	59.6	(4.3)
Net operating income (a non-GAAP financial measure)	$ 114.6	$ 119.2	$ 138.0	$ 81.1	$ 87.5
Per diluted share:					
Net income[1]	$ 1.06	$ 0.09	$ 1.74	$ 0.21	$ 0.91
Net realized investment (gains) losses from sales and impairments (net of taxes)	0.15	0.08	0.26	0.10	0.17
Net change in market value of investments recognized in earnings (net of taxes)	(0.03)	(0.09)	0.04	(0.05)	(0.03)
Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes)[1]	(0.12)	0.91	(0.68)	0.52	(0.19)
Fair value changes related to the agent deferred compensation plan (net of taxes)	(0.02)	0.03	(0.05)	-	-
Other	0.01	0.09	-	0.01	0.01
Net operating income (a non-GAAP financial measure)	$ 1.05	$ 1.11	$ 1.31	$ 0.79	$ 0.87

(dollars in millions, except per-share amounts)

1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

CNO FINANCIAL GROUP

35

36 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) 2Q24 3Q24 4Q24 1Q25 2Q25 Operating income 114.6$ 119.2$ 138.0$ 81.1$ 87.5$ Weighted average shares outstanding for basic earnings per share 107,731 105,102 102,778 100,743 98,572 Effect of dilutive securities on weighted average shares: Employee benefit plans 1,527 2,029 2,452 2,327 1,814 Weighted average shares outstanding for diluted earnings per share 109,258 107,131 105,230 103,070 100,386 Net operating income per diluted share 1.05$ 1.11$ 1.31$ 0.79$ 0.87$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows:

	2Q24	3Q24	4Q24	1Q25	2Q25
Total shareholders' equity[1]	$ 2,428.9	$ 2,687.8	$ 2,515.2	$ 2,555.1	$ 2,522.7
Shares outstanding for the period	106,513,566	103,922,954	101,618,957	99,893,923	97,319,000
Book value per share[1]	$ 22.80	$ 25.86	$ 24.75	$ 25.58	$ 25.92
Total shareholders' equity[1]	$ 2,428.9	$ 2,687.8	$ 2,515.2	$ 2,555.1	$ 2,522.7
Accumulated other comprehensive loss	(1,464.3)	(1,116.0)	(1,371.4)	(1,239.1)	(1,252.7)
Adjusted shareholders' equity excluding AOCI	$ 3,893.2	$ 3,803.8	$ 3,886.6	$ 3,794.2	$ 3,775.4
Shares outstanding for the period	106,513,566	103,922,954	101,618,957	99,893,923	97,319,000
Dilutive common stock equivalents related to:					
Stock options, restricted stock and performance units	1,626,443	2,218,846	2,433,836	1,902,208	1,902,445
Diluted shares outstanding	108,140,009	106,141,800	104,052,793	101,796,131	99,221,445
Book value per diluted share (a non-GAAP measure)[1]	$ 36.00	$ 35.84	$ 37.35	$ 37.27	$ 38.05

(dollars in millions, except share and per-share amounts)

1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

CNO FINANCIAL GROUP

37

38 Operating return measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; and (ix) other nonoperating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

The calculations of: (i)* Operating return on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure*); (ii)* Operating return, excluding significant items, on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)*; and (iii) return on equity are as follows:

	Twelve Months Ended				
	2Q24	3Q24	4Q24	1Q25	2Q25
Operating income	$ 407.3	$ 425.2	$ 429.3	$ 452.9	$ 425.8
Operating income, excluding significant items	$ 364.0	$ 376.9	$ 410.5	$ 428.8	$ 401.7
Net income[1]	$ 432.2	$ 274.2	$ 420.8	$ 330.0	$ 305.5
Average common equity, excluding accumulated other[1] comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	$ 3,648.4	$ 3,620.8	$ 3,606.2	$ 3,613.6	$ 3,597.3
Average common shareholders' equity[1]	$ 2,171.4	$ 2,325.3	$ 2,462.5	$ 2,523.3	$ 2,558.5
Operating return on equity, excluding accumulated other[1] comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)	11.2%	11.7%	11.9%	12.5%	11.8%
Operating return on equity, excluding significant items, accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure)[1]	10.0%	10.4%	11.4%	11.9%	11.2%
Return on equity[1]	19.9%	11.8%	17.1%	13.1%	11.9%

Trailing four quarters average equity is calculated using the following formula (P = Period) – ((P1+P2) /2 +(P2+P3) /2 +(P3+P4) /2 + (P4+P5) /2) /4
[e.g. – the formula for calculating 4Q25 average equity would be the following – ((4Q24+1Q25) /2 +(1Q25+2Q25) /2 +(2Q25+3Q25) /2 + (3Q25+4Q25) /2) /4]

(dollars in millions)

(Continued on next page)

1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

CNO FINANCIAL GROUP 39

40 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) 1 Net income - trailing four quarters 1 3Q23 101.3 (16.9) 84.4 287.7 167.3 278.2 4Q23 133.9 (26.4) 107.5 312.8 36.3 276.5 1Q24 57.5 - 57.5 311.7 112.3 389.6 2Q24 114.6 - 114.6 364.0 116.3 432.2 3Q24 119.2 (21.9) 97.3 376.9 9.3 274.2 4Q24 138.0 3.1 141.1 410.5 182.9 420.8 1Q25 81.1 (5.3) 75.8 428.8 21.5 330.0 2Q25 87.5 - 87.5 401.7 91.8 305.5 INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows:

	Twelve Months Ended				
	2Q24	3Q24	4Q24	1Q25	2Q25
Pre-tax operating earnings (a non-GAAP financial measure)	$ 525.3	$ 549.0	$ 550.8	$ 580.6	$ 544.3
Income tax expense	(118.0)	(123.8)	(121.5)	(127.7)	(118.5)
Operating return	407.3	425.2	429.3	452.9	425.8
Non-operating items:					
Net realized investment losses from sales and impairments	(45.2)	(36.2)	(72.7)	(81.3)	(81.2)
Net change in market value of investments recognized in earnings	16.7	38.2	22.8	16.8	15.5
Changes in fair value of embedded derivative liabilities and market risk benefits[1]	65.6	(170.9)	46.3	(87.3)	(78.9)
Fair value changes and amendment related to the agent deferred compensation plan	-	(10.3)	6.6	6.6	3.1
Other	(3.9)	(15.9)	(13.9)	(13.9)	(13.9)
Non-operating income (loss) before taxes[1]	33.2	(195.1)	(10.9)	(159.1)	(155.4)
Income tax (expense) benefit on non-operating income (loss)[1]	(8.3)	44.1	2.4	36.2	35.1
Net non-operating income (loss)[1]	24.9	(151.0)	(8.5)	(122.9)	(120.3)
Net income[1]	$ 432.2	$ 274.2	$ 420.8	$ 330.0	$ 305.5

(dollars in millions)

1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

(Continued on next page)

CNO FINANCIAL GROUP 41

42 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q23 2Q23 3Q23 4Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,543.8$ 3,603.0$ 3,744.2$ 3,712.8$ Net operating loss carryforwards 152.4 126.3 102.6 79.6 Accumulated other comprehensive loss (1,664.4) (1,733.5) (1,956.7) (1,576.8) Common shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$ 2,215.6$ 1Q24 2Q24 3Q24 4Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 1 3,536.8$ 3,596.7$ 3,529.9$ 3,810.0$ Net operating loss carryforwards 311.2 296.5 273.9 76.6 Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) (1,371.4) Common shareholders' equity 1 2,367.7$ 2,428.9$ 2,687.8$ 2,515.2$ 1Q25 2Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 1 3,498.9$ 3,504.3$ Net operating loss carryforwards 295.3 271.1 Accumulated other comprehensive loss (1,239.1) (1,252.7) Common shareholders' equity 1 2,555.1$ 2,522.7$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

43 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 2Q24 3Q24 4Q24 1Q25 2Q25 Consolidated capital, excluding accumulated other 1 comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,648.4$ 3,620.8$ 3,606.2$ 3,613.6$ 3,597.3$ Net operating loss carryforwards 176.2 218.9 240.0 237.6 232.4 Accumulated other comprehensive loss (1,653.2) (1,514.4) (1,383.7) (1,327.9) (1,271.2) Common shareholders' equity 1 2,171.4$ 2,325.3$ 2,462.5$ 2,523.3$ 2,558.5$ Trailing Four Quarter Average INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

Debt to capital ratio, excluding accumulated other comprehensive income (loss)

The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows:

	2023	2024	1Q25	2Q25
Corporate notes payable	$ 1,140.5	$ 1,833.5	$ 1,834.2	$ 1,334.7
Total shareholders' equity[1]	2,215.6	2,515.2	2,555.1	2,522.7
Total capital[1]	$ 3,356.1	$ 4,348.7	$ 4,389.3	$ 3,857.4
Corporate debt to capital[1]	34.0%	42.2%	41.8%	34.6%
Corporate notes payable	$ 1,140.5	$ 1,833.5	$ 1,834.2	$ 1,334.7
Total shareholders' equity[1]	2,215.6	2,515.2	2,555.1	2,522.7
Less accumulated other comprehensive (income) loss	1,576.8	1,371.4	1,239.1	1,252.7
Total capital[1]	$ 4,932.9	$ 5,720.1	$ 5,628.4	$ 5,110.1
Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure)[1]	23.1%	32.1%	32.6%	26.1%

	2024	1Q25
Corporate notes payable	$1,833.5	$1,834.2
Assumed repayment of 2025 notes, net of unamortized debt issuance costs	(499.5)	(499.8)
Adjusted corporate notes payable	$1,334.0	$1,334.4
Total shareholders' equity[1]	$2,515.2	$2,555.1
Less accumulated other comprehensive loss	1,371.4	1,239.1
Loss on assumed extinguishment of debt	(0.4)	(0.2)
Adjusted shareholders' equity[1]	$3,886.2	$3,794.0
Adjusted total capital[1]	$5,220.2	$5,128.4
Debt to total capital ratio, excluding AOCI, as adjusted for the assumed repayment of the 2025 Notes (a non-GAAP financial measure)[1]	25.6%	26.0%

(dollars in millions)

1 The prior period columns have been revised to conform to current period's presentation for the correction of immaterial errors.

CNO FINANCIAL GROUP

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